LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln ChoicePlusSM Advisory, Lincoln ChoicePlusSM Design
Lincoln ChoicePlus AssuranceSM Series, Lincoln ChoicePlusSM Signature
Lincoln ChoicePlus AssuranceSM (A-Share), Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated August 9, 2024 to the
Updating Summary Prospectus for Existing Contractowners dated May 1, 2024

This supplement to the summary prospectus for your individual variable annuity contract describes revisions that apply to Contractowners who elect Lincoln Market Select® Advantage on and after August 19, 2024, and later transition to the current version of i4LIFE® Advantage Select Guaranteed Income Benefit. All other provisions in your prospectus remain unchanged. The changes discussed in this supplement apply to new Contractowners only and do not impact existing Contractowners.

Contractowners who elect Lincoln Market Select® Advantage on and after August 19, 2024, will be able to transition to the current version of i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. See the i4LIFE® Advantage Guaranteed Income Benefit Transitions section of your prospectus for complete details.  The current version of i4LIFE® Advantage Select Guaranteed Income Benefit is different from previous versions of the rider in the following ways:
•	a lower Guaranteed Income Benefit step-up percentage;
•	a change in the Access Period requirements;
•	a higher AIR for transitions to Select Guaranteed Income Benefit; and
•	higher Select Guaranteed Income Benefit percentages, as reflected on the Rate Sheet.

Please keep this supplement for future reference.